UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2023

Cytek Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40632	47-2547526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47215 Lakeview Boulevard Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 922-9835

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 13, 2023, Cytek Biosciences, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Luminex Corporation (“Luminex”), pursuant to which the Company agreed to acquire certain assets relating to the business of manufacturing, marketing, selling, servicing and maintaining Amnis-, CellStream-, Guava- and Muse-branded instruments, and flow cytometry reagent products and services of Luminex (the “Business”) for a purchase price of approximately $46.5 million in cash.

The Purchase Agreement contains customary representations, warranties and covenants of a transaction of this type. In connection with its entry into the Purchase Agreement, the Company has purchased a customary representations and warranties insurance policy as recourse for certain losses arising out of a breach of the representations and warranties of Luminex contained in the Purchase Agreement. The representations and warranties insurance policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions.

The Purchase Agreement includes an agreement for Luminex to provide certain transition services and to manufacture and supply certain components, materials and finished products relating to the Business for a period of up to six months following closing. The Company has also agreed to extend employment offers to certain Luminex U.S. and non-U.S. employees in connection with the transaction.

The Purchase Agreement provides for the closing of the transaction within three business days after satisfaction or waiver of closing conditions, but in no event earlier than February 28, 2023. Subject to the satisfaction of customary closing conditions set forth in the Purchase Agreement, the Company expects the transaction to close within thirty days.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Purchase Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 7.01	Regulation FD Disclosure

On February 13, 2023, the Company issued a press release (the “Press Release”) announcing the Company’s entry into the Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding the Company’s acquisition of the Business, the timing of the closing of the transaction, the expected benefits of the transaction, the integration of the Business and employees into the Company, the Company’s future solutions offerings and product strategy. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as, among others, the possibility that the transaction will not close or that the closing may be delayed or that we will not achieve the anticipated benefits from the transaction or accomplish its stated goals. You should refer to the section entitled “Risk Factors” set forth in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2022, the Company’s Annual Report on Form 10-K to be filed with the SEC and other filings the Company makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytek Biosciences, Inc.

Date: February 13, 2023	By:	/s/ Wenbin Jiang, Ph.D.
Wenbin Jiang, Ph.D. President and Chief Executive Officer